UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2010

FREMONT MICHIGAN INSURACORP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-50926

MI	421609947
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

933 East Main Street, Fremont, MI 49412

(Address of principal executive offices, including zip code)

231-924-0300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On November 8, 2010, Fremont Michigan InsuraCorp, Inc. issued a press release announcing its results for the third quarter and nine months ended September 30, 2010. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.	Other Events

On November 8, 2010, Fremont Michigan InsuraCorp, Inc. issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $.04 per share on the common stock of the Company payable on December 30, 2010 to the shareholders of record at the close of business on December 16, 2010. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Press Release dated November 8, 2010

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREMONT MICHIGAN INSURACORP, INC.

Date: November 9, 2010	By:	/s/ Richard E. Dunning
Richard E. Dunning
President and CEO